UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2022

ITHAX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39943	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Madison Avenue

Suite 11A

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 792-0253

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ITHXU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.001 per share	ITHX	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ITHXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously announced, ITHAX Acquisition Corp. (“ITHAX” and, after the Domestication as described below, “New Mondee” or the “Company”), a Cayman Islands exempted company, previously entered into that certain Business Combination Agreement, dated as of December 20, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ITHAX, Ithax Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of ITHAX (“First Merger Sub”), Ithax Merger Sub II, LLC a Delaware limited liability company and wholly owned subsidiary of ITHAX (“Second Merger Sub”) and Mondee Holdings II, Inc., a Delaware corporation (“Mondee”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the Business Combination, ITHAX will domesticate as a Delaware corporation and change its name to “Mondee Holdings, Inc.”

Pursuant to ITHAX’s existing amended and restated memorandum and articles of association, a holder of ITHAX’s public Class A ordinary shares, par value $0.001 per share (the “public shares”) may request of ITHAX that New Mondee redeem all or a portion of its public shares for cash if the Business Combination is consummated. Holders of public shares had to complete the procedures for electing to redeem their public shares in the manner described in the Company’s definitive proxy statement /prospectus filed with the U.S. Securities and Exchange Commission on June 27, 2022, and mailed to shareholders on or about June 27, 2022 prior to 5:00 p.m., Eastern Time, on July 13, 2022 in order for their shares to be redeemed. As of July 15, 2022, the Company has received redemption requests for 24,011,532 Class A shares in connection with the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX ACQUISITION CORP.
Dated: July 15, 2022
	By:	/s/ Orestes Fintiklis
Name: Orestes Fintiklis
Title: Chief Executive Officer